SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of November 2, 2005, among InfoSearch Media, Inc., a Delaware corporation (the "Company"), and the investors identified on the signature pages hereto (each, an "Investor" and collectively, the "Investors").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Investor severally, and not jointly, agree, with the intent to be legally bound, as follows:

                                   ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

            "Action" means any action, suit, inquiry, comment letter, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

            "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to any Investor, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Investor will be deemed to be an Affiliate of such Investor.

            "Business Day" means any day except Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

            "Closing" means the closing of the purchase and sale of the Securities pursuant to Article II.

            "Closing Date" means the date of this Agreement, or such other time as the Closing shall occur in accordance with the agreement of the parties.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock of the Company, par value $.001 per share, and any securities into which such common stock may hereafter be reclassified.

            "Common Stock Equivalents" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

            "Company Counsel" means McGuireWoods LLP.

            "Disclosure Materials" means the SEC Reports and the Schedules, considered together.

            "Effective Date" means the date that the Registration Statement required by Sections 2(a) or 2(b) of the Registration Rights Agreement is first declared effective by the Commission.

            "Evaluation Date" means a date within 90 days prior to the filing date of the Form 10-QSB for the Company's most recently ended fiscal quarter.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "GAAP" means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

            "Intellectual Property Rights" means all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with the Company's business as described in the SEC Reports.

            "Investment Amount" means, with respect to each Investor, the investment amount, in dollars, indicated below such Investor's name on the signature page of this Agreement.

            "Investor Parties" means the Investors, their Affiliates and their respective directors, officers, shareholders, partners, employees and agents.

            "Lien" means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind; other than restrictions on transfer of securities arising under federal or state securities laws and regulations.


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

            "Loss" or "Losses" means any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of preparation and investigation.

            "Material Adverse Effect" means any of (a) an adverse effect on the legality, validity or enforceability of any Transaction Document, (b) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (c) a material and adverse impairment to the Company's ability to perform, on a timely basis, its obligations under any Transaction Document.

            "Material Permits" means all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports.

            "New York Courts" means the state and federal courts sitting in the City of New York, the Borough of Manhattan.

            "Per Share Purchase Price" means, with respect to each Investor, the per share purchase price indicated below such Investor's name on such Investor's signature page to this Agreement.

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "RBC" means RBC Capital Markets Corporation.

            "Registration Statement" means a registration statement, including amendments and supplements thereto, meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares and the Warrant Shares.

            "Registration   Rights  Agreement"  means  the  Registration  Rights
Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit A.

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

            "Schedules" means the disclosure schedules prepared by the Company and attached to this Agreement.

            "SEC Reports" means all reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law to file such reports).


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

            "Securities" means, with respect to each Investor, the number of Shares, Warrants and Warrant Shares indicated below such Investor's name on such Investor's signature page to this Agreement and, with respect to the Company, all Shares, Warrants and Warrant Shares issued or issuable pursuant to this Agreement.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shares" means the shares of Common Stock issued or issuable to the Investors at the Closing.

            "Short Sale" means, all "short sales" as defined in Rule 3b-3 of the Exchange Act.

            "Subsidiary" means any "significant subsidiary" as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act..

            "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

            "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or the NASD OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

            "Transaction Documents" means this Agreement, the Registration Rights Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "Warrants" means the warrants in the form of Exhibit B, which are issuable to the Investors at the Closing as indicated in each applicable case below such Investor's name on such Investor's signature page of this Agreement.

            "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.


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

      1.2 Other Definitional Provisions.

            (a) For purposes of this Agreement,  whenever the context  requires:
the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the draft party shall not be applied in the construction or interpretation of this Agreement.

            (c) As used in this Agreement, the words "include" and "including", and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

            (d) Terms, other than those defined or referenced in Article I, may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have the specified meaning throughout this Agreement.

            (e) The words "hereof", "herein", "hereby", and "hereunder", and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

            (f) References to an Article of Section, or an Exhibit, are (unless otherwise stated) references to an Article or Section of, or an Exhibit to, this Agreement.

                                   ARTICLE II
                                PURCHASE AND SALE

      2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Shares and a Warrant to purchase such number of Warrant Shares, each as indicated below such Investor's name on the signature page hereto. The Closing shall take place at the offices of Company Counsel, 1345 Avenue of the Americas, Seventh Floor, New York, New York 10105, on the Closing Date or at such other location as the parties may agree. 2.2 Closing Conditions. It shall be a condition to the other party's obligation to perform under this Agreement that each of the following conditions are satisfied:

            (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

                  (i) a facsimile copy of a certificate free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares indicated below such Investor's name on the signature page hereto, registered in the name of such Investor or its custodian as indicated on the Investor's signature page hereto (provided that originals of the same shall delivered pursuant to the terms of Section 4.15);


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

                  (ii) a Warrant, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares indicated below such Investor's name on its signature page hereto;

                  (iii) the Registration Rights Agreement, duly executed by the Company; and

                  (iv) the legal opinion of Company Counsel, in the form attached hereto as Exhibit C, executed by such counsel, addressed to the Investors and providing that RBC and each of the Investors are entitled to rely thereon.

            (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the following:

                  (i) its Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account or accounts designated by the Company for such purpose as set forth on Schedule I hereto; and

                  (ii) the Registration Rights Agreement, duly executed by such Investor.

            (c) All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party to be performed prior to the Closing shall have been performed.

            (d) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

            (e) As of the Closing Date, there shall have been no Material Adverse Effect since the date hereof.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor:


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

            (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in the SEC Reports. Except as disclosed in the SEC Reports and as disclosed on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no Subsidiaries, any references to Subsidiaries in the Transaction Documents shall be disregarded.

            (b) Organization and Qualification. The Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational, charter or equivalent documents. The Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or stockholders in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application, or (iii) with respect to the indemnification provisions of the Registration Rights Agreement, public policy.

            (d) No Conflicts.  The  execution,  delivery and  performance of the
Transaction Documents by the Company, the issuance and sale of the Securities, (including the issuance of the Warrant Shares upon exercise of the Warrants) and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational, charter or equivalent documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization (including any Trading Market) to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

            (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, and the filing of a Notice of Sale of Securities on Form D with the Commission as required under Regulation D of the Securities Act, (iii) the filings required in accordance with Section 4.5, (iv) the application(s) to each Trading Market for the listing of the Shares and the Warrant Shares for trading thereon in the time and manner required thereby, and (v) those that have been made or obtained prior to the date of this Agreement.

            (f) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable, and free and clear of all Liens. The issuance of the Securities (including the issuance of the Warrant Shares upon exercise of the Warrants) is not subject to any preemptive or similar right to subscribe for or purchase securities. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the Shares and the Warrant Shares; and upon exercise in accordance with their terms, the Warrant Shares will be duly and validly issued, fully paid and non-assessable, and free and clear of all Liens.

            (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is set forth in the SEC Reports. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable and have been issued in compliance with all applicable securities laws. Except as set forth in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in the SEC Reports and


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

Schedule 3.1(g), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, Common Stock, Common Stock Equivalents, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or Common Stock Equivalents. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders). The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

            (h) SEC Reports; Financial Statements. The Company has filed all SEC Reports on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

            (i) Material Changes. Since the date of the latest audited financial statements included in the Company's most recent Annual Report on Form 10-KSB, except as specifically disclosed in the SEC Reports or as set forth in Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to have a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than
(A) trade payables, accrued expenses, and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its critical accounting policies or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans under registration statements on Form S-8. The Company does not have pending before the Commission any request for confidential treatment of information or documents.


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

            (j) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any Action by the Commission involving the Company or any current director or officer of the Company. To the knowledge of the Company, there has not been, and there is not pending or contemplated, any Action by the Commission involving any former director or officer of the Company or any current or former stockholder of the Company. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

            (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

            (l) Compliance. Except as set forth in Schedule 3.1(l), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, banking, occupational health and safety, product quality and safety and employment and labor matters, except in the case of clauses (i) and (iii) above as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. The Company is in compliance with the requirements that are currently applicable to it under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to have a Material Adverse Effect.

            (m) Material Permits. The Company and the Subsidiaries possess all Material Permits certificates, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any Action relating to the revocation or modification of any Material Permit.

            (n) Private Placement.

                  (i) Neither the Company nor any Person acting on the Company's behalf has sold, offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company, any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (A) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (B) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market.

                  (ii) The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

            (o) Form SB-2 Eligibility. The Company is eligible to register its Common Stock for resale by the Investors using a registration statement on Form SB-2 promulgated under the Securities Act.

            (p) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Securities and the Investors' ownership of the Securities.

            (q) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities or personal property held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

            (r) Acknowledgment Regarding Investors' Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm's length purchaser with respect to the Company, this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company or, to the Company's knowledge, any other Investor, with respect to this Agreement and the transactions contemplated hereby. The Company further represents to each Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives, and no statement, commitment or promise to the Company or any of its representatives by any Investor is or was an inducement to the Company to enter into this Agreement or otherwise.

            (s) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all Intellectual Property Rights except where the failure to so have could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person, except where such infringement could not have reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports, all such Intellectual Property Rights are enforceable and, to the Company's knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights.

            (t) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (u) Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case that would be required to be disclosed now or in the future in an SEC Report pursuant to the requirements of Item 404 of Regulation S-K.

            (v) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Forms 10-KSB or 10-QSB, as the case may be, are being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the Evaluation Date. The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as described in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

            (w) Investment Company. The Company is not, and will not after the consummation of the offering of Securities contemplated by this Agreement be, an "investment company" or an Affiliate of an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            (x) Certain Fees. Except with respect to RBC, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

            (y) Certain Registration Matters. Assuming the accuracy of the Investors' representations and warranties set forth in Section 3.2(b)-(g) and
(l), the offer and sale of the Securities (including the issuance of the Warrant Shares upon exercise of the Warrants) by the Company to the Investors under this Agreement is exempt from the registration requirements of the Securities Act and the securities or "blue sky" laws of any of the states described in Schedule 3.1(y). Except as described in Schedule 3.1(y), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company that are currently outstanding registered with the Commission or any other governmental authority that have not been satisfied.

            (z) Listing and Maintenance Requirements. The Company is required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act. The Company has not, in the two (2) years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Common Stock on the Trading Market. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of any Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the maximum number of Securities contemplated by the Transaction Documents.

            (aa) Disclosure. The Company confirms that neither it, its employees, officers or directors, nor, to its knowledge, any Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that the Company believes constitutes material, non-public information, except for the material terms embodied in this Agreement (which will be disclosed as provided in Section 4.6). The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by the Company, its employees, officers or directors (including the Company's representations and warranties set forth in this Agreement and the Schedules to this Agreement), or, to its knowledge, furnished on behalf of the Company, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

            (bb) No Additional Representations. The Company acknowledges that no Investor makes or has made any representations, warranties or agreements with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.

            (cc)  Acknowledgement  Regarding Trading Activity.  Anything in this
Agreement  or  elsewhere  herein to the  contrary  notwithstanding  (except  for
Section  4.9 hereof as to the  Investors),  it is  understood  and agreed by the
Company (i) that none of the Investors or any Person to whom an offer of Securities have been made (each, an "Offeree") have been asked to agree, nor has any Investor or Offeree agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities, securities of the Company, or "derivative" securities based on securities issued by the Company for any specified term; (ii) that past or future open market or other transactions by any Investor or Offeree, including without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities; (iii) that any Investor or Offeree, and counter parties in "derivative" transactions to which any such Investor or Offeree is a party, directly or indirectly, presently may have a "short"
position in the Common Stock, and (iv) that no Investor or Offeree shall be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction.

            (dd) Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and which are due (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes or has obtained an extension of the deadline for such filing) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the Company's knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To the Company's knowledge, none of the Company's tax returns is presently being audited by any taxing authority.

            (ee) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and either its accountants or lawyers formerly or presently employed by the Company. The Company is current with respect to any fees owed to its accountants and lawyers.

            (ff) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

            (gg) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive at the Closing, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

      3.2 Representations and Warranties of the Investors. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

            (a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of the Transaction Documents has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application or (iii) with respect to the indemnification provisions of the Registration Rights Agreement, public policy.

            (b) Investment Intent. Such Investor is acquiring the Securities as principal for its own account and not with a view to or for distributing such Securities or any part thereof in violation of applicable federal and state securities laws; provided, however that such representation is made without prejudice to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time.

            (c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

            (d) Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Investor set forth in this Section 3.2 in order to determine the availability of such exemption and the eligibility of the Investor to acquire the Securities.

            (e)  General  Solicitation.  Such  Investor  is not  purchasing  the
Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (f) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing therein, (ii) access to public information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, and
(iii) the opportunity to obtain such additional public information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

            (g) Experience of Such Purchaser. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

            (h) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor's business and/or legal counsel in making such decision.

            (i) No Trading. Each Investor represents and warrants that from the time such Investor was first informed of the transactions contemplated by this Agreement (the "Discussion Time") up through the time the transactions contemplated by this Agreement are first publicly announced by the Company as provided in Section 4.5, the Investor did not and will not, directly or indirectly, execute any Short Sales or engage in any other trading in any securities of the Company or any "derivative" security thereof.

            (j) Acknowledgement of Risk. Such Investor acknowledges and understands that (i) its investment in the Securities involves a significant degree of risk, including, without limitation, those risks described in the "Risk Factors" section of the Company's Pre-Effective Amendment No. 1 to Form SB-2 filed on April 22, 2005 or other SEC Report which include Risk Factors, and
(ii) in the event of a disposition of the Securities, the Investor could sustain the loss of its entire investment.

            (k) Transfer or Resale. The Investor understands that except as otherwise provided in this Agreement and the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act, (ii) subject to the provisions of Section 4.1, the Investor has delivered to the Company an opinion of counsel to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (iii) the Securities are sold or transferred pursuant to Rule 144 and, subject to the provisions of Section 4.1, the Investor has delivered to the Company an opinion of counsel to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to Rule 144.

            (l) Residence and Formation. If such Investor is an individual, then such Purchaser resides in the state or province identified in the address of such Purchaser set forth on the signature page hereto. If such Investor is a partnership, corporation, limited liability company or other entity, then (i) such Investor was not formed for the purpose of making an investment in the Securities, and (ii) the office or offices of such Investor in which its investment decision was made is located at the address or addresses of such Investor set forth on the signature page hereto.

            (m) No Additional Representations. Each Investor acknowledges that the Company does not make and has not made any representations, warranties or agreements with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 (a) Each of the Company and each Investor severally and not jointly agree, that the Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to (i) an effective registration statement, (ii) to the Company,
(iii) to an Affiliate of an Investor, or (iv) in connection with a pledge as contemplated in Section 4.1(b), the transferor thereof will, if required by the Company, provide to the Company an opinion of counsel selected by the transferor, reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor hereunder and under the Registration Rights Agreement.

            (b)   Certificates   evidencing  the  Securities  will  contain  the
following legend, until such time as they are not required under Section 4.1(c):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN

         EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT OR A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER OR OTHER ASSIGNMENT IS AVAILABLE UNDER THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES IN A MANNER THAT COMPLIES WITH THE SECURITIES ACT.

            The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

            (c) Certificates evidencing the Shares and the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Registration Statement) is effective that covers the resale of the Shares and the Warrant Shares or (ii) following a sale of such Shares or the Warrant Shares pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Shares or the Warrant Shares are eligible for sale under Rule 144(k), or
(iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Following such time as restrictive legends are not required to be placed on certificates representing Shares or the Warrant Shares in accordance with this Section, the Company will, no later than three (3) Trading Days following the delivery by the Investor to the Company or the Company's transfer agent of (i) the certificate representing the Shares or the Warrant Shares containing a restrictive legend, and (ii) an opinion of counsel selected by the Investor, reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such certificate is no longer required to contain the restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares or the Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

      4.2 Furnishing of Information. As long as any Investor owns the Securities, from the date hereof and ending on the second anniversary of the Closing Date, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof. As long as any Investor owns Securities, if the Company is not required to file such reports, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares and the Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares and the Warrant Shares without registration under the Securities Act pursuant to Rule 144.

      4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any securities of the Company or any of its Affiliates that would be integrated with the offer or sale of the Securities pursuant to this Agreement in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

      4.4 Subsequent Registrations. Other than pursuant to the Registration Statement, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company until the later to occur of the Effective Date or the date 90 days from the date hereof.

      4.5 Securities Laws Disclosure; Publicity. By 8:30 a.m. (New York time) on November 3, 2005, the Company will issue a press release disclosing all material terms of the transactions contemplated hereby and by 5:30 p.m. (New York time) on November 8, 2005 the Company will file a Current Report on Form 8-K with the Commission disclosing all material terms of the transactions contemplated hereby (and attach as exhibits thereto the Transaction Documents) in accordance with the applicable Commission rules and regulations. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and any Trading Market on which the Common Stock is listed or quoted. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

      4.6 Indemnification of Investors.

            (a) In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investor Parties harmless from any and all Losses that any such Investor Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in any Transaction
Document or (ii) any Action instituted against an Investor Party by any shareholder of the Company who is not an Affiliate of such Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such Action is based upon a breach of such Investor's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor Party may have with any such shareholder or any violations by the Investor Party of state or federal securities laws or any conduct by such Investor Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). The Company will not be liable to any Investor Party under this Agreement to the extent, but only to the extent that a Loss is attributable to any breach of any of the representations, warranties, covenants or agreements made by the Investors in this Agreement or in the other Transaction Documents. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

            (b)(i) If any Action shall be brought or asserted against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Investor Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Investor Party to give such notice shall not relieve the Company of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Company.

                  (ii) An Investor Party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party unless: (1) the Company has agreed in writing to pay such fees and expenses; (2) the Company shall have failed promptly to assume the defense of such Action or to employ counsel reasonably satisfactory to such Investor Party in any such Action; or (3) the named parties to any such Action (including any impleaded parties) include both such Investor Party and the Company, and such Investor Party shall have been advised by counsel that a material conflict of interest is likely to exist if the same counsel were to represent such Investor Party and the Company (in which case, if such Investor Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company; provided, however, that in the event one or more Investor Parties is a party to such Action, the Company shall only be required to pay the expenses of one law firm serving as counsel to said Investor Parties). The Company shall not be liable for any settlement of any such Action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of the Investor Party, effect any settlement of any pending Action in respect of which any Investor Party is a party, unless such settlement includes an unconditional release of such Investor Party from all liability on claims that are the subject matter of such Action.

                  (iii) All fees and expenses of the Investor Party (including reasonable fees and expenses of counsel to the extent incurred in connection with investigating or preparing to defend such Action in a manner not inconsistent with this Section) shall be paid to the Investor Party, as incurred, within ten (10) Trading Days of written notice thereof to the Company (regardless of whether it is ultimately determined that an Investor Party is not entitled to indemnification hereunder; provided, that the Company may require such Investor Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Investor Party is not entitled to indemnification hereunder).

      4.7 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In the event of a breach of the foregoing covenant by the Company or any Person acting on its behalf, the Company shall, upon written notice of such breach, make public disclosure of such material non-public information. In the event that the Company has not made such public disclosure within two (2) Trading Days of such written notice, in addition to any other remedy provided herein or in the Transaction Documents or otherwise available, an Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material non-public information without the prior approval by the Company or any Person acting on its or their behalf. No Investor shall have any liability to the Company or any Person acting on its or their behalf for any such disclosure.

      4.8 Use of Proceeds. The Company will use the net proceeds from the sale of the Securities hereunder for business expansion and general working capital purposes.

      4.9 Trading Limitations and Restrictions on Short Sales. Each Investor hereby, for itself and for no other Investor, represents, warrants, covenants and agrees that:

            (a) from the Discussion Time through the date hereof, such Investor did not, and

            (b) from the date hereof until the date the transactions contemplated by this Agreement are first publicly announced by the Company as described in Section 4.5, such Investor will not, directly or indirectly, (i) trade in the Common Stock or execute or effect (or cause to be executed or effected) any Short Sale in the Common Stock, or (ii) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to shares of Common Stock, except in compliance with all relevant securities laws and regulations.

      Notwithstanding the foregoing, no Investor makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced by the Company as described in
Section 4.5.

      4.10 Reservation and Listing of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares pursuant to this Agreement and the Warrant Shares pursuant to any exercise of the Warrants. The Company shall use commercially reasonably efforts to as soon as reasonably practicable following the Closing, list the Shares and the Warrant Shares on any Trading Market on which the Common Stock trades or is quoted. The Company further agrees that if the Company applies and is accepted to have the Common Stock traded on any other Trading Market, it will use commercially reasonable efforts, as soon as reasonably practicable, to list all of the Shares and the Warrant Shares on said Trading Market. Once so listed, the Company will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws, rules or regulations of the Trading Market.

      4.11 Equal Treatment of Investors. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement.

      4.12 Acknowledgment Regarding RBC. Each Investor acknowledges that RBC is acting solely as a placement agent for the Company in connection with the offering of the Securities by the Company and will be compensated by the Company for acting in such capacity. Each Investor further acknowledges that the provisions of this Section 4.12 are for the benefit of and may be enforced by RBC.

      4.13 Sales by Investors. Each Investor covenants to sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

      4.14 Delivery of Share Certificates. As soon as practicable after the Closing, but in no event more than ten (10) Trading Days after the Closing, the Company agrees to cause manually executed originals of a certificate evidencing the number of Shares indicated below such Investor's name on its signature page hereto, registered in the name of such Investor or its custodian as indicated on the Investor's signature page hereto.

                                   ARTICLE V
                                  MISCELLANEOUS

      5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

      5.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

      5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:      InfoSearch Media, Inc.
                                 4086 Del Ray Avenue
                                 Marina Del Ray, California 90292
                                 Attn: Chief Financial Officer
                                 Facsimile No.: (310) 919-3072

         With a copy to          McGuireWoods LLP
         (which shall not        1345 Avenue of the Americas
         constitute notice):     Seventh Floor
                                 New York, New York 10105
                                 Attn: Louis W. Zehil
                                 Facsimile No.: (212) 548-2175

         If to an Investor:      To the address set forth under such Investor's
                                 name on the signature pages hereof;

      or such other address as may be designated in writing hereafter, in the same manner, by such Person.

      5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, (a) in the case of an amendment, by the Company and the Investors contributing two-thirds (2/3) of the aggregate Investment Amount payable under this Agreement, except that if an amendment would adversely affect the rights of an Investor, the amendment must also be approved by such Investor, or (b) in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

      5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities; provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investors"; and provided, further that such transferee or assignee is approved by the Company (such approval not to be unreasonably withheld). Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

      5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6 (as to each Investor Party) and Section 4.12.

      5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) will be exclusively commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the

Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Action to enforce any provisions of a Transaction Document, then the prevailing party in such Action shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

      5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares and Warrants for a period of two years from the Closing. The agreements and covenants contained herein shall survive the Closing in accordance with their respective terms.

      5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

      5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or pursuant to the Warrants, or any Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      5.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

      5.17 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and the Transaction Documents.

      5.18 Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

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                      SIGNATURE PAGES FOR INVESTORS FOLLOW]

      IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                                        INFOSEARCH MEDIA, INC.

                                        By:_____________________________________
                                           Name:
                                           Title:

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                      SIGNATURE PAGES FOR INVESTORS FOLLOW]

      IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

                        -----------------------------------

                        By:     __________________________
                        Name:   __________________________
                        Title:  __________________________

                        Investment Amount: _______________
                        Per Share Purchase Price: $0.64
                        Shares:_________________________
                        Warrant Shares: _________________

                        Address for Notice:

                        ------------------------
                        ------------------------
                        ------------------------
                        ------------------------
                        ------------------------
                        Facsimile No.:  ________
                        Telephone No.: _________
                        Attn:  _________________

                        Name of Custodian/Address for Delivery of Certificates (or precise legal name for stock registration; please affirmatively indicate if certificates will not be held by a custodian)

                        ------------------------
                        ------------------------
                        ------------------------
                        ------------------------
                        ------------------------
                        Facsimile No.:  ________
                        Telephone No.: _________
                        Attn:  _________________

                                                                      Schedule I

                                Wire Instructions

DOMESTIC WIRE TRANSFERS:

Amount: Investment Amount indicated on Investor's signature page

Receiving Bank:                    SIL VLY BK SJ

Routing and Transit #:             121140399

For Credit of:                     INFOSEARCH MEDIA, INC.

Credit Account #:                  3300477469

Originator Information (ORG):      [INVESTOR NAME]
                                   [Investor Address]

INTERNATIONAL WIRE TRANSFERS:

Amount: Investment Amount indicated on Investor's signature page

Receiving Bank:                    FC - SILICON VALLEY BANK
                                   3003 TASMAN DRIVE
                                   SANTA CLARA, CA 95054

Routing and Transit #:             121140399

For Credit of:                     INFOSEARCH MEDIA, INC.

Final Credit Account #:            3300477469

Originator Information (ORG):      [INVESTOR NAME]
                                   [Investor Address]

                                                                       Exhibit A

                          Registration Rights Agreement

                                                                       Exhibit B

                                 Form of Warrant

                                                                       Exhibit C

                              Form of Legal Opinion

      1. The Company (a) is a corporation validly existing in good standing under the laws of the State of Delaware and (b) has the corporate power to own its property, to conduct the business in which it is engaged as described in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except where the failure to be so qualified and in good standing would not result in a Material Adverse Effect.

      2. The Company has the requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents.

      3. The Company has duly authorized, executed and delivered each of the Transaction Documents and each such Transaction Document constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application, or (iii) with respect to the indemnification provisions of the Registration Rights Agreement, public policy.

      4. The Shares being issued pursuant to the Securities Purchase Agreement have been duly authorized and, when delivered and paid for pursuant to the Securities Purchase Agreement, will be validly issued, fully paid and nonassessable, and the issuance thereof will not violate any statutory or, to our knowledge, contractual preemptive or similar rights.

      5. The Company has authorized and reserved for issuance upon exercise of the Warrant ______ shares of its Common Stock. When the Warrant Shares are issued out of the Company's duly authorized Common Stock upon exercise of, and pursuant to the provisions of, the Warrant and the Securities Purchase Agreement and the Company has received the consideration therefore in accordance with the terms of the Warrant and the Securities Purchase Agreement, such shares will be duly authorized, validly issued, fully paid and non-assessable, and the issuance thereof will not violate any statutory or, to our knowledge, contractual preemptive or similar rights.

      6. The execution and delivery by the Company of the Transaction Documents and the performance by the Company of its obligations thereunder will not violate (a) the certificate of incorporation or by-laws of the Company, as amended or supplemented to date, or (b) any provision of any New York or federal law, statute, rule or regulation or of the Delaware General Corporation Law.

      7. To our knowledge, after having made inquiry of officers of the Company but without having made any other investigation, the Company is not a party to any Action which (a) places in question the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents, or (b) if resolved in a manner unfavorable to the Company would have a Material Adverse Effect.

      8.  Assuming  the  accuracy of the  representations  of the  Investors  in
Section 3.2(b)-(g) and (l) of the Securities Purchase Agreement, and assuming the performance by the Investors of their obligations under the Securities Purchase Agreement, the offer, issuance, sale and delivery of the Securities to the Investors under the Securities Purchase Agreement do not require registration under the Securities Act of 1933, as amended, or the securities or "blue sky" laws of any of the states described in Schedule 3.1(y).

      9. The Company is eligible to register its Common Stock for resale by the Investors using a registration statement on Form SB-2 promulgated under the Securities Act.

                              Disclosure Schedules